Exhibit 10.1

FORM OF LETTER AMENDMENT TO CHANGE IN CONTROL AGREEMENT

[Name]
[Title]
MIPS Technologies, Inc.
955 E. Arques Avenue
Sunnyvale, CA 94085

Dear [First Name]:

This letter (the “Agreement Amendment No. 1”) amends the agreement between MIPS Technologies, Inc. and you dated [Date] (the “Change in Control Agreement”).  MIPS Technologies, Inc. must receive a copy of this Agreement Amendment No. 1 executed by you, not later than ________, 2012.  A copy of your Change in Control Agreement is attached for your reference.

A new subsection (iii) is added to Section 3(b) of your Change in Control Agreement:

Any restricted stock unit award granted to you by the Company shall become fully vested.

Except in respect of the above amendments, we agree no other changes are made to your Change in Control Agreement.

Please acknowledge your agreement with the above by signing below and returning the original to me for filing with our records.  Should you have any questions or comments, please do not hesitate to contact me.

Thank you for your assistance and cooperation with this matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Employee:	MIPS Technologies, Inc:

By:	By:

Print Name:

Title:

Date:

FORM OF LETTER AMENDMENT TO CHANGE IN CONTROL AGREEMENT

[Name]
[Title]
MIPS Technologies, Inc.

955 E. Arques Avenue
Sunnyvale, CA  94085

Dear [First Name]:

This letter (the “Agreement Amendment No. 2”) amends the agreement between MIPS Technologies, Inc. and you dated [Date], as earlier amended by letter dated [Date] (the “Agreement Amendment No. 1 and collectively with the Agreement Amendment No. 2 and the agreement dated [Date] , the “Change in Control Agreement”).  MIPS Technologies, Inc. must receive a copy of this Agreement Amendment No. 2, executed by you, not later than ________, 2012.  A copy of your Change in Control Agreement, including Agreement Amendment No. 1, is attached for your reference.

A new subsection (iii) is added to Section 3(b) of your Change in Control Agreement:

Any restricted stock unit award granted to you by the Company shall become fully vested.

Except in respect of the above amendments, we agree no other changes are made to your Change in Control Agreement.

Please acknowledge your agreement with the above by signing below and returning the original to me for filing with our records.  Should you have any questions or comments, please do not hesitate to contact me.

Thank you for your assistance and cooperation with this matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Employee:	MIPS Technologies, Inc:

By:	By:

Print Name:

Title:

Date: